                                                                      Exhibit 21

03/02/2000                                                       Page Number:  1


                         Marriott International, Inc.
                             Foreign Subsidiaries
                           Country of Incorporation



Country:  Argentina
             Marriott Argentina S.A.

Country:  Aruba
             Marriott Aruba N.V.

          Marriott Resorts Hospitality of Aruba N.V.

          Marriott Vacation Club International of Aruba, N.V.

Country:  Australia
             Mirmar Hotels Pty Limited

Country:  Austria
             Marriott Hotel-Betriebsgesellschaft, m.b.H

Country:  Bahamas
             Marriott Ownership Resorts (Bahamas) Limited

          Marriott Resorts Hospitality (Bahamas) Limited

          New World Hotels (Bahamas) Limited

Country:  Barbados
             Marriott Foreign Sales Corporation

Country:  Belgium
             Renaissance Hotels International, S.A.

Country:  Bermuda
             CL International Insurance Company Ltd.

          Crest Management Services, Limited

          Marriott International Lodging, Ltd.

          Marriott International Services, Ltd.

          Ramada International Lodging, Ltd.

          Renaissance International Lodging Ltd.

Country:  Brazil
             Marriott do Brasil Hotelaria Ltda.

          Renaissance do Brasil Hoteleria Ltda.

          RHI do Brasil Hotelaria Ltda.

03/02/2000                                                       Page Number:  2

                         Marriott International, Inc.
                             Foreign Subsidiaries
                           Country of Incorporation


Country:  Canada
             3415546 Canada Inc.

          Marriott Hotels of Canada Ltd.

          Marriott Lodging (Canada) Ltd.

          Marriott Lodging (Canada) Ltd.

          MCL Hotel Corporation

          Ramada Franchise Canada Inc.

          Renaissance Hotels Canada Limited

          Toronto Hotel Land Holding Ltd.

          Toronto Realty Airport Hotel, Ltd.

Country:  Cayman Islands
             Renaissance Caribbean Limited

          The Ritz-Carlton Hotel Company of the Cayman Islands, Ltd.

Country:  Chile
             Hoteles de Chile, S.A.

          Marriott Chile S.A.

          Marriott Inversiones y Servicios Limitada

          MORI Chile S.A.

Country:  Costa Rica
             Marina de Herradura, S.A.

Country:  Denmark
             Hotelinvest Kalvebod A/S

          Marriott Hotels Denmark A/S

Country:  Egypt
             Ritz Carlton Egypt S.A.E.

Country:  France
             Marriott de Gestion Hoteliere SNC

03/02/2000                                                       Page Number:  3
                         Marriott International, Inc.
                             Foreign Subsidiaries
                           Country of Incorporation



             Ramcap S.a.r.l.

             Renaissance France S.a.r.l.

Country:  Germany
             Bremen Marriott Hotelmanagement GmbH

             Frankfurt Marriott Hotelmanagement GmbH

             Hamburg Marriott Hotelmanagement GmbH

             Leipzig Marriott Hotelmanagement GmbH

             Marriott Hotel Holding GmbH

             Marriott Hotels of Germany

             Marriott Hotels of Germany GmbH & Company Limited Partnership

             Muenchen Marriott Hotelmanagement GmbH

             MVCI Holidays GmbH

             Penta Hotel Managementgesellchaft mbH

             Renaisance Deutchland GmbH (Kopenic)

             Ritz-Carlton Wolfsburg Hotelbetriebsgesellschaft mbH

             Teltow Ramada Hotel - Gesellschaft mbH

             The Ritz-Carlton Hotel Company of Germany, GmbH

Country:  Greece
             Marriott Hotels Hellas, S.A.

Country:  Hong Kong
             Marriott Asia Pacific Limited

             Marriott Asia Pacific Management Limited

             Marriott Hong Kong Limited

             Marriott Properties (International) Limited

             New World Hotels International (Macau) Limited

03/02/2000                                                       Page Number:  4
                         Marriott International, Inc.
                             Foreign Subsidiaries
                           Country of Incorporation



             New World Hotels International Limited

             Ramada China Hotels Limited

             Ramada Pacific Limited

             Renaissance Management Hong Kong Limited

             The Ritz-Carlton Limited

Country:  India
             Marriott Hotels India Private Limited

Country:  Indonesia
             PT The Ritz-Carlton Indonesia

Country:  Ireland
             Noycourt Limited

             Noygate Limited

             Renaissance Reservations International Limited

Country:  Italy
             MVCI Holidays S.r.l.

Country:  Jamaica
             The Ritz-Carlton Hotel Company of Jamaica Limited

Country:  Japan
             Marriott Terminal Services, Company Ltd.

             The Ritz-Carlton Japan, Inc.

             Tokyo Marriott Hotel Co., Ltd.

Country:  Liberia
             New World Management Services Company Limited

Country:  Luxembourg
             International Hotel Licensing Company S.a.r.l.

             Marriott International Licensing Company B.V.

             Marriott International Licensing Company, S.a.r.l.

03/02/2000                                                       Page Number:  5


                        Marriott International, Inc.
                             Foreign Subsidiaries
                           Country of Incorporation


Country:  Mexico
             cia Hotelera Azteca, S.A. de C.V. (Hoteca)

             El Crisa, S.A. de C.V.

             Marriott Hotels, S.A. de C.V.

             Marriott Mexicana S.A. de C.V.

             Marriott Mexico City Partnership, G.P.

             Operadora Marriott, S.A. de C.V.

             Polserv, S.A. de C.V.

             Promociones Marriott, S.A. de C.V.

             R.C. Management Company of Mexico, S.A. de C.V.

             Ramada International Association de Mexico, S.C.

             Royal Marriott S.C.

             Servimarr, S.A. de C.V.

             The Ritz-Carlton Hotel Company of Mexico, S.A. de C.V.

Country:  Netherlands
             Marriott Hotels International, B.V.

             Marriott Hotels of Amsterdam, B.V.

             Marriott International Finance Company B.V.

             Marriott International Holding Company B.V.

             Marriott RHG Acquisition B.V.

03/02/2000                                                       Page Number:  6

                         Marriott International, Inc.
                             Foreign Subsidiaries
                           Country of Incorporation



             Penta Hotels N.V.

             Ramada Hotels International B.V.

             Renaissance Hotel Group N.V.

             Renaissance Hotels International B.V.

             Renaissance Management B.V.

             Renaissance Services B.V.

Country:  Netherlands Antilles
             Diamant Hotel Investments N.V.

             Marriott Curacao N.V.

             Marriott International Lodging N.V.

             Ramada International Lodging N.V.

             Renaissance International Lodging N.V.

             Renaissance Reservations N.V.

             RHG Holding N.V.

Country:  New Zealand
             Ramada Inns Limited

Country:  Peru
             Marriott Peru S.A.C.

Country:  Singapore
             Marriott Hotels Singapore Pte Ltd.

             The Ritz-Carlton Hotel Company of Singapore PTE LTD.

03/02/2000                                                       Page Number:  7

                         Marriott International, Inc.
                             Foreign Subsidiaries
                           Country of Incorporation



Country:  Spain
             Marriott Hotels, S.L.

             MVCI Espana, S.L.

             MVCI Holidays, S.L.

             MVCI Mallorca, S.L.

             MVCI Management, S.L.

             R-C Spain, S.L.

Country:  Switzerland

             Marriott (Schweiz) GmbH

             Marriott (Switzerland) Liability Ltd.

             Marriott Worldwide Payroll Gmbh

Country:  Thailand
             Maikhao Ownership (Thailand) Limited

Country:  United Kingdom

             Cheshunt Hotel Limited

             Consolidated Supplies Limited

             Marriott Catering Limited

             Marriott Commercial Services Limited

             Marriott Hotels (Reading) Limited

             Marriott Hotels and Catering (Holdings) Limited

03/02/2000                                                       Page Number:  8

                         Marriott International, Inc.
                             Foreign Subsidiaries
                           Country of Incorporation



             Marriott Hotels, Limited

             Marriott In-Flight Services Limited

             Marriott Restaurants Limited (United Kingdom)

             Marriott UK Holdings Limited

             MVCI Europe Limited

             MVCI Management Europe Limited

             Renaissance UK 1 Company

             Renaissance UK 2 Company

             Renaissance UK 3 Company

             The Ritz-Carlton Hotel Limited

             Turnford Marriott Hotel

Country:  Western Somoa
             Marriott Hotels Western Samoa Limited

03/02/2000                                                     Page Number:  1

                         Marriott International, Inc.
                             Domestic Subsidiaries
                            State of Incorporation



State:  Arizona
           Camelback Country Club, Inc. (d/b/a Camelback Golf Club)

State:  California
           Rancho San Antonio Retirement Services, Inc., A California Non-profit Mutual Benefit Corporation

State:  Colorado
           Senior Living of Denver, LLC

State:  Delaware
           Aeropuerto Shareholder, Inc.

           Baltimore Marriott Inner Harbor, L.L.C.

           BG Operations, Inc.

           Big Boy Properties, Inc.

           Brooklyn Hotel Services, Inc.

           Camelback Properties Inn, Inc.

           Capitol Employment Services, Inc.

           Capitol Hotel Services, Inc.

           CBM Annex, Inc.

           Charleston Marriott, Inc.

           Chicago Hotel Services, Inc.

           City Center Annex Tenant Corporation

           Corporate General, Inc.

           Courtyard Annex, Inc.

           Courtyard Management Corporation

           CR14 Tenant Corporation

           CR9 Tenant Corporation

           CRTM17 Tenant Corporation

           CTYD III Corporation

           Customer Survey Associates, Inc.

03/02/2000                                                     Page Number:  2

                         Marriott International, Inc.
                             Domestic Subsidiaries
                            State of Incorporation




           Desert Springs Real Estate Corporation

           Detroit CY Inc.

           Detroit Hotel Services, Inc.

           Detroit MHS, Inc.

           East Side Hotel Services, Inc.

           Essex House Condominium Corporation

           Execustay Corporation

           Fairfield FMC Corporation

           Five Star Resort, LLC

           Forum Group Payroll, Inc.

           Forum-NGH, Inc.

           Franchise System Holdings, Inc.

           Hearthside of Crete, Inc.

           Hearthside of Tinley Park, Inc.

           Hearthside Operations, Inc.

           Host Restaurants, Inc.

           Hunt Valley Courtyard, Inc.

           Kapalani, L.P.

           LAX Properties, LLC

           Leisure Park Venture Limited Partnership

           LLB C - HOTEL, L.L.C.

           LLB F - INN, L.L.C.

           LLB F-Suites, L.L.C.

           Marriott Braselton Corporation

           Marriott College Food Services, Inc.

03/02/2000                                                     Page Number:  3

                         Marriott International, Inc.
                             Domestic Subsidiaries
                            State of Incorporation


           Marriott Continuing Care, Inc.

           Marriott Distribution Holding Co.

           Marriott Distribution Services, Inc.

           Marriott Hotel Plano, L.L.C.

           Marriott Hotel Services, Inc.

           Marriott Hotels of Panama, Inc.

           Marriott Hurghada Management, Inc.

           Marriott Information Services, Inc.

           Marriott International Administrative Services, Inc.

           Marriott International Capital Corporation

           Marriott International Construction Services, Inc.

           Marriott International Design & Construction Services, Inc.

           Marriott International JBS Corporation

           Marriott International Resorts, L. P.

           Marriott Kauai Ownership Resorts, Inc.

           Marriott Kauai, Inc.

           Marriott Lincolnshire Theatre Corporation

           Marriott Market Street Hotel, Inc.

           Marriott Mirage City Management, Inc.

           Marriott Overseas Company, L.L.C.

           Marriott Overseas Owners Services Corporation

           Marriott Ownership Resorts, Inc.

           Marriott P.R. Management Corporation

           Marriott Payroll Services, Inc.

           Marriott Ranch Properties, Inc.

03/02/2000                                                     Page Number:  4

                         Marriott International, Inc.
                             Domestic Subsidiaries
                            State of Incorporation




           Marriott Resort at Seaview, Inc.

           Marriott Resorts Sales Company, Inc.

           Marriott Resorts, Travel Company, Inc.

           Marriott Rewards, Inc.

           Marriott Senior Holding Co.

           Marriott Senior Living Services, Inc.

           Marriott Sharm El Sheikh Management, Inc.

           Marriott Signal Capital, L.L.C.

           Marriott Vacation Properties of Florida, Inc.

           Marriott Wardman Park Investment, Inc.

           Marriott Worldwide Management, Inc.

           Marriott Worldwide Payroll Corp.

           Marriott Worldwide Sales and Marketing, Inc.

           Marriott's Desert Springs Development Corporation

           Marriott's Greenbelt Hotel Services, Inc.

           MC Logding Investment Opportunities, Inc.

           Meridian-Indianapolis, L.L.C.

           MHSFR II, Inc.

           MHSFR, Inc.

           MI Holding, L. P.

           MI Laguna, LLC

           MI Member, LLC

           MI Myrtle Beach, LLC

           MI Seattle, LLC

           MI Tenant LLC

03/02/2000                                                     Page Number:  5

                         Marriott International, Inc.
                             Domestic Subsidiaries
                            State of Incorporation


           MI Tucson, LLC

           MICC(California), LLC

           Mid-Atlantic Specialty Restaurants, Inc.

           MORI Residences, Inc.

           MORI SPC Corp.

           MORI SPC II, Inc.

           MRC I Funding Corporation

           MSLS Investments 12, Inc.

           MSLS Investments 16, Inc.

           MSLS Investments 17, Inc.

           MSLS Investments 18, Inc.

           MSLS Investments 19, Inc.

           MSLS Investments 20, Inc.

           MSLS Investments 21, Inc.

           MSLS Investments 22, Inc.

           MSLS-MapleRidge, Inc.

           MTMG Corporation

           Musicians, Inc.

           New York Retirement Properties, Inc.

           North Drury Lane Productions, Inc.

           Osage Beach Hotel, LLC

           Potomac Advertising, Inc.

           Ramada Franchise Systems (Caribbean), Inc.

           Ramada Garni Franchise Systems, Inc.

           RC Hotels (Virgin Islands), Inc.

03/02/2000                                                     Page Number:  6

                         Marriott International, Inc.
                             Domestic Subsidiaries
                            State of Incorporation


           RC Marriott II, Inc.

           RC Marriott III, Inc.

           RC Marriott, Inc.

           RC-UK, Inc.

           REN Hollywood, LLC

           REN Worthington, LLC

           Renaissance Florida Hotel, Inc.

           Renaissance Hotel Holdings, Inc.

           Renaissance Hotel Management Company, LLC

           Renaissance Hotel Operating Company

           Renaissance International, Inc.

           Renaissance Reservations, Inc.

           Renaissance Services, Inc.

           Residence Inn by Marriott, Inc.

           RHG Finance Corporation

           RHG Investments, Inc.

           RHHI Acquisition Corp.

           RHHI Investment Corp.

           RHOC (Canada), Inc.

           RHOC (Mexico), Inc.

           RINA (International) Inc.

           Ritz-Carlton (Virgin Islands), Inc.

           Rock Lynnwood/Snohomish GenPar, Inc.

           Rock Lynnwood/Snohomish Partners, L.P.

03/02/2000                                                     Page Number:  7

                         Marriott International, Inc.
                             Domestic Subsidiaries
                            State of Incorporation


           ROCK Partners, L.L.C.

           RST4 Tenant LLC

           SC Orlando, L.L.C.

           Schaumberg/Oakbrook Marriott Hotels, Inc.

           Shady Grove Courtyard, Inc.

           SHC Eastside II, L.L.C.

           Sonoma Reniassance, LLC

           Springhill SMC Corporation

           St. Louis Airport Hotel, LLC

           Staffing Services, Inc.

           The MarketPlace by Marriott, L.L.C.

           The Ritz-Carlton Development Company, Inc.

           The Ritz-Carlton Hotel Company of Puerto Rico, Inc.

           The Ritz-Carlton Hotel Company, L.L.C.

           The Ritz-Carlton Management Company, L.L.C.

           The Ritz-Carlton Sales Company, Inc.

           The Ritz-Carlton Title Company, Inc.

           The Ritz-Carlton Travel Company, L.L.C.

           The Sherman Club, Inc

           TownePlace Management Corporation

           West Street Hotels, Inc.

           Weststock Corporation

State:  Florida
           Marriott Resorts Title Company, Inc.

           Redi-Medical Alert, Inc.

State:  Georgia
           The Dining Room Corporation

03/02/2000                                                     Page Number:  8

                         Marriott International, Inc.
                             Domestic Subsidiaries
                            State of Incorporation


State:  Hawaii
           F. L. Insurance Corporation

State:  Indiana
           Forum Cupertino Lifecare, Inc.

           Forum Lifecare, Inc.

           National Guest Homes,  LLC

State:  Kansas
           Kansas Hospitality Services, Inc.

State:  Maryland
           Columbia Courtyard, Inc.

           Empire Retirement Living Corporation

           Marriott International Hotels Inc.

           Marriott Worldwide Corporation

           MHS Realty Sales, Inc.

           MII Conference Center, Inc.

           Vanguard Charles Street, LLC

           VCS, Inc.

State:  Nevada
           MI Hotels of Las Vegas, Inc.

State:  New York
           Marriott Home Care of New York, Inc.

State:  South Carolina
           Marriott Resorts Hospitality Corporation

State:  Texas
           Dalrich Club (a non-profit corporation)

           Hospitality International, Inc.

           Inn Club, a Non-Profit Corp.

           Marriott Claims Services Corporation

           MHSI Conference Centers of Texas, Inc.

03/02/2000                                                     Page Number:  9

                         Marriott International, Inc.
                             Domestic Subsidiaries
                            State of Incorporation


           The Finish Line Club

           The Gazebo Club

           The Hearthroom Club

           The Legacy Park Club

           The Plano Club

           The Sherman Club, Inc.

           WinBeer, Inc.

State:  Utah
           Gambits, A Nonprofit Corporation (Incorporated Club)

State:  Virgin Islands
           New World Hotels International Corporation Limited

           New World Hotels Marketing Services Limited

           The Ritz-Carlton Club, St. Thomas, Inc.

State:  Virgin Islands U.S.
           MIFR (Virgin Islands), Inc.

           Ramasia International Limited

State:  Virginia
           Marriott Senior Living Insurance Services, Inc.

State:  West Virginia
           West Virginia Marriott Hotels, Inc.

03/02/2000                                                      Page Number:  1


                         Marriott International, Inc.
                             Domestic Corporations
                             Assumed Names Report



"CbM" means "Courtyard by Marriott"
"RI" means "Residence Inn"
"FibM" means "Fairfield Inn by Marriott"
"MVCI" means "Marriott Vacation Club International"
  Corporation: Courtyard Management Corporation
       State Assumed Name
       AR    Little Rock CbM
       AZ    Phoenix Mesa CbM, Camelback CbM, Phoenix Airport CbM,
               Scottsdale CbM,
             Tuscon CbM
       AZ    Phoexnix MetroCenter CbM
       AZ    Scottsdale Downtown Courtyard
       CA    Courtyard by Marriott
       CA    Novato Courtyard by Marrott
       CA    Pleasant Hills Courtyard
       CO    Denver Airport CbM, Boulder CbM, Denver SE CbM
       CT    Norwalk CbM, Hartford CbM
       DE    Wilmington CbM, (1102 West Street & 48 Geofry Drive)
       FL    Courtyard by Marriott
       GA    Executive Park CbM, Roswell CbM, Atlanta Perimeter CbM,
               Atlanta Airport CbM,
             Midtown CbM
       GA    Macon CbM, Atlanta Delk Road CbM, Agusta CbM
       GA    Peachtree Corners CbM, Atlanta Airport South CbM
       GA    Peachtree-Dunwoody CbM, Cumberland Center CbM, Gwinnett Mall
               CbM, Jimmy Carter CbM
       GA    Savannah CbM, Columbus CbM
       GA    Windy Hill CbM, Northlake CbM, Atlanta Airport South CbM,
               Atlanta Preimeter CbM, Atlanta Airport CbM
       IA    Des Moines/Clive CbM, Quad Cities CbM
       IL    Arlington Heights CbM, Arlington Heights South CbM,
               Chicago/Deerfield CbM, Chicago Downtown CbM
       IL    Chicago-Highland Park CbM, Chicago/Lincolnshire CbM,
               Glenview CbM, Naperville CbM
       IL    Oakbrook Terrace CbM, O'Hare CbM, Rockford CbM, Waukegan CbM,
               Wood Dale CbM
       IN    Courtyard by Marriott
       KY    Courtyard by Marriott
       LA    Baton Rouge CbM
       LA    Courtyard by Marriott (Metarie, LA)
       MA    Lowell CbM, Stoughton CbM, Milford CbM
       MD    Courtyard by Marriott
       MI    Dearborn CbM, Detroit Airport CbM, Livonia CbM, Warren CbM,
               Southfield CbM, Troy CbM
       MI    Detroit/Novi CbM
       MI    Southfield CbM, Livonia CbM, Warren CbM, Detroit Airport CbM,
               Dearborn CbM, Auburn Hills CbM
       MI    Troy CbM, Auburn Hills CbM
       MN    Eden Prairie CbM, Medota Heights CbM
       MO    Creve Coeur CbM
       MO    Earth City CbM
       MO    Kansas City Airport CbM, St. Louis-Westport CbM
       MO    St. Louis CbM, South Kansas City CbM
       NC    Charlotte Arrowood CbM
       NC    Charlotte South Park CbM, Charlotte University CbM
       NC    Fayetteville CbM, Greensboro CbM
       NC    Raleigh Airport CbM, Raleigh-Cary Cbm, Raleigh CbM
       NJ    Courtyard by Marriott

03/02/2000                                                      Page Number:  2


                         Marriott International, Inc.
                             Domestic Corporations
                             Assumed Names Report


       NM    Courtyard by Marriott
       NV    Courtyard by Marriott
       NY    Fishkill CbM, Poughkeepsie CbM, Rochester CbM, Rye CbM,
               Syracuse CbM, Tarrytown CbM
       OH    Blue Ash CbM, Dayton Mall CbM, Toledo CbM, Worthington CbM
       OH    Dublin CbM
       OK    Oklahoma City CbM
       OR    Portland CbM
       PA    Pittsburg CbM
       PA    Willow Grove CbM, Pittsburgh CbM, Devon CbM, Valley Forge CbM,
               Philadelphia CbM
       RI    Middletown CbM
       SC    Columbia NW CbM
       TN    Nashville Airport CbM, Park Avenue, Memphis CbM, Memphis
               Airport CbM, Chattanooga CbM, Brentwood CbM (Expires 3/23/2004)
       TX    DFW Courtyard North
       TX    Las Colinas CbM, Dallas North Park CbM, Arlington CbM,
               San Antonio CbM
       TX    Plano CbM, Fort Worth CbM, Dallas Northeast CbM, Dallas
               Stemmons CbM
       TX    San Antonio Airport CbM, San Antonio Medical Center CbM,
               Bedford CbM, Addison CbM, LBJ @ Josey CbM
       VA    Brookfield CbM
       VA    Courtyard by Marriott
       VA    Dulles South CbM, Rosslyn CbM
       VA    Fairoaks CbM
       VA    Herndon CbM,
       VA    Manassas CbM, Charlottesville CbM
       VA    Richmond Innsbrook CbM (Henrico County)
       WA    Courtyard by Marriott
Corporation: CTYD III Corporation
       State Assumed Name
       CA    Courtyard by Marriott
       FL    Courtyard by Marriott
       IL    Courtyard by Marriott
       IN    Courtyard by Marriott
       KY    Courtyard by Marriott
       MD    Courtyard by Marriott
       NJ    Courtyard by Marriott
       NM    Courtyard by Marriott
       NV    Courtyard by Marriott
       WA    Courtyard by Marriott
Corporation: Detroit Hotel Services, Inc.
       State Assumed Name
       MI    Detroit Marriott at Renaissance Center
Corporation: Detroit MHS, Inc.
       State Assumed Name
       MI    Detroit Marriott At Renaissance Center
Corporation: Empire Assisted Living, Inc.
       State Assumed Name
       NY    Brighton Gardens
Corporation: Empire Retirement Living Corporation
       State Assumed Name
       NY    Brighton Gardens
Corporation: Fairfield FMC Corporation
       State Assumed Name
       AZ    Scottsdale Fairfield Inn by Marriott (FibM), Phoenix FibM,
               Flagstaff FibM
       CA    Anaheim Fairfield Inn

03/02/2000                                                      Page Number:  3


                         Marriott International, Inc.
                             Domestic Corporations
                             Assumed Names Report



       CA    Buena Park FibM, Placentia FibM
       CA    Rancho Cordova FibM, Ontario FibM
       CT    Hartford Airport FibM (Windsor/Windsor Lock)
       DE    Wilmington FibM
       FL    Gainsville FibM
       FL    Miami West FibM, Winter Park FibM
       FL    Orlando International Drive FibM
       GA    Atlanta Gwinnett Mall FibM, Atlanta Northlake FibM
       IA    Cedar Rapids FibM, Des Moines FibM
       IL    Bloomington/Normal FibM, Chicago Lansing FibM, Glenview FibM,
               Peoria FibM, Rockford FibM, Willowbrook FibM
       IN    Fort Wayne FibM
       IN    Indianapolis Castleton FibM, Indianapolis Castelton FibM,
               Indianapolis College Park FibM
       KY    Florence FibM, Louisville East FibM
       ME    Portland FibM
       MI    Detroit Airport FIbM, Detroit Madison FibM, Detroit West FibM,
               Detroit Warren FibM, Kalmazoo FibM
       MO    St. Louis Hazelwood FibM
       NC    Charlotte Airport FibM, Charlotte Northeast FibM
       NC    Greensboro Highpoint FibM, Durham FibM
       NC    Rocky Mount FIbM, Fayetteville FIbM, Raleigh Northeast FIbM,
               Wilmington FIbM
       NH    Merrimack Fairfield FibM
       NV    Las Vegas FibM
       NY    Lancaster FiibM, Syracuse FibM
       OH    Akron FIbM, Cincinnati Sharonville FibM, Cleveland Brook Park FibM,
               Cleveland Willoughby FibM
       OH    Cleveland WIlloughby FibM
       OH    Columbus North & West FibM, Dayton FibM, Toledo Holland FibM
       PA    Pittsburgh/Warrendale FibM, Harrisburg West FibM
       SC    Greenville FibM, Hilton Head FibM
       TN    Johnson City FibM, Jackson FibM, Chattanooga FibM
       TX    Arlington Fairfield Suites
       VT    Burlington Colchester FibM
       WI    Milwaukee FibM, Madison FibM
Corporation: Forum-NGH, Inc.
       State Assumed Name
       AL    Galleria Oaks Guest Home
       AZ    Village Oaks at Glendale
       FL    Village Oaks at Melbourne
       FL    Village Oaks at Orange Park
       FL    Village Oaks at Southpoint
       IN    Village Oaks at Fort Wayne
       IN    Village Oaks at Greenwood
       NV    VIllage Oaks at Las Vegas
       TX    VIllage Oaks at Cielo Vista, NGH/Marriott
       TX    Village Oaks at Farmers Branch
       TX    Village Oaks at Hollywood Park
Corporation: Marriott Continuing Care, Inc.
       State Assumed Name
       FL    Calusa Harbor
Corporation: Marriott Home Care of New York, Inc.
       State Assumed Name
       NY    Brighton Gardens
Corporation: Marriott Hotel Services, Inc.
       State Assumed Name

03/02/2000                                                      Page Number:  4


                         Marriott International, Inc.
                             Domestic Corporations
                             Assumed Names Report


       AZ    Marriott Camelback Inn Resort
       CA    Anaheim Marriott
       CA    Costa Mesa Marriott Suites
       CA    La Jola Marriott Hotel
       CA    Los Angeles Airport Marriott, Newport Beach Marriott Hotel
       CA    Marriott's Desert Springs Resort and Spa
       CA    Marriott's Rancho Las Palmas Resort
       CA    Monterey Marriott Hotel
       CA    Napa Valley Marriott Hotel
       CA    Santa Clara Marriott Hotel
       CO    Denver West Marriott Hotel
       CT    Stamford Marriott Hotel (Stamford & Rocky Hill)
       FL    Cafe Waterside
       FL    Champions
       FL    Fort Lauderdale Marina, Tampa Airport
       FL    IL Terrazzo
       FL    Miami Beach Marriott At South Beach
       FL    Miami International Airport Marriott
       FL    SPA Waterside
       FL    Tampa Marriott Waterside
       GA    Atlanta Norcross Marriott Hotel
       GA    Atlanta Perimeter Center Hotel
       HI    J.W. Marriott Ihilani Resort & Spa
       HI    Maui Marriott Resort and Ocean Club
       IL    Chicago Deerfield Marriott Suites, Chicago Marriott Downtown Hotel,
               Chicago Marriott Oakbrook Hotel
       IL    Lincolnshire Catering
       MA    Marriott Long Wharf
       MD    Bethesda Marriott Hotel, Washington Gaithersburg Marriott Hotel
       MI    Detroit Romulus Marriott Hotel, Detroit Metro Airport
               Marriott Hotel
       MN    Minneapolis City Center Marriott Hotel
       MO    St. Louis Pavilion Marriott Hotel, St. Louis Airport Marriott,
               Kansas City Airport Marriott
       MO    Tan-Tar-A Marriott Resort
       NH    Nashua Marriott Hotel
       NJ    Glenpoint Marriott Hotel, Princeton Marriott Hotel, Somerset
               Marriott Hotel
       NJ    Hanover Marriott Hotel
       NJ    Park Ridge Marriott Hotel, Newark Airport Marriott Hotel,
               Marriott's Seaview Golf Resort
       NY    Long Island Marriott Hotel, Westchester Marriott Hotel
       NY    New York Marriott Financial Center Hotel
       OK    Oklahoma City Marriott Hotel
       OR    Portland Marriott Hotel
       PA    Philadelphia Airport Marriott Hotel
       PA    Philadelphia Marriott Hotel
       TN    Nashville Airport Marriott Hotel
       TX    Dallas Marriott Quorum, Houston Airport Marriott
       VA    Crystal City Marriott Hotel
       VA    Marriott's Westfields Conference Center
       VA    Westfield's Marriott
       VA    Westfields Golf Club (Fairfax file date)
Corporation: Marriott International, Inc.
       State Assumed Name
       AZ    Mountain Shadows Resort, Mountain Shadows,  Marriott's Mountain
               Shadows Resort
       CA    Courtyard by Marriott
       CA    Irvine Marriott Hotel

03/02/2000                                                      Page Number:  5


                         Marriott International, Inc.
                             Domestic Corporations
                             Assumed Names Report


       CA    La Jolla Marriott Hotel
       CA    Los Angeles Airport Marriott
       CA    San Diego Marriott Hotel Marina
       FL    Destinations by Marriott
       FL    Hawk's Landing Steakhouse & Grille
       FL    Tampa Marriott Waterside
       HI    Maui Marriott Resort
       IL    Chicago Marriott O'Hare
       MI    Courtyard by Marriott, Fairfield Inn
       NY    Laguardia Marriott
       NY    Marriott's Wind Watch Hotel and Golf Club, Long Island Marriott
               Hotel and Conference Center
       NY    New York Marriott East Side
       NY    New York Marriott Financial Center Hotel
       NY    New York Marriott Marquis Hotel
       NY    Westchester Marriott, New York Marriott Marquis
       OH    Fairfield Inn
       TN    Fairfield Inn
Corporation: Marriott Kauai Ownership Resorts, Inc.
       State Assumed Name
       CA    (MVCI) Orange County
       CA    Marriott Vacation Club International (MVCI)
       CO    MVCI
       HI    MVCI - Registration Number: 234405
       NY    MVCI
       TX    MVCI
       UT    MVCI
Corporation: Marriott Ownership Resorts, Inc.
       State Assumed Name
       AL    Marriott Vacation Club International (MVCI)
       CA    MVCI
       CO    MVCI
       CT    MVCI
       DE    MVCI
       FL    Faldo Golf Institute by Marriott
       FL    Horizons By Marriott Vacation Club
       FL    MVCI
       GA    MVCI
       HI    MVCI
       IL    Horizons by Marriott Vacation Club
       IL    MVCI
       KY    MVCI
       MA    MVCI
       MD    MVCI
       MN    MVCI
       NC    MVCI
       NH    MVCI
       NJ    Horizons by Marriott Vacation Club
       NJ    MVCI
       NV    MVCI
       NY    Horizons by Marriott Vacation Club
       NY    MVCI
       OH    MVCI
       OR    MVCI
       RI    MVCI
       SC    MVCI

03/02/2000                                                      Page Number:  6


                         Marriott International, Inc.
                             Domestic Corporations
                             Assumed Names Report


       TX    MVCI
       UT    MVCI
       VA    MVCI
       WA    MVCI
Corporation: Marriott Resorts Hospitality Corporation
       State Assumed Name
       CA    Marriott Vacation Club International (MVCI)
       CO    MVCI
       FL    MVCI
       GA    MVCI
       KY    MVCI One
       MA    MVCI
       MD    MVCI
       MN    MVCI
       NC    MVCI
       NH    MVCI
       NJ    MVCI
       NV    MVCI
       OH    MVCI
       OR    MVCI
       SC    MVCI
       TX    MVCI
       UT    MVCI
       VA    MVCI
       VA    Tidewater's Sweets and Sundries
       WA    MVCI
Corporation: Marriott Resorts Sales Company, Inc.
       State Assumed Name
       CO    Marriott Vacation Club International (MVCI)
Corporation: Marriott Resorts Title Company, Inc.
       State Assumed Name
       ME    Marriott Resorts Title, Inc.
Corporation: Marriott Resorts, Travel Company, Inc.
       State Assumed Name
       CA    Marriott Vacation Club International (MVCI)
       FL    MVCI
       GA    MVCI
       KY    MVCI Two
       MD    MVCI
       MN    MVCI
       NC    MVCI
       NH    MVCI
       NJ    MVCI
       NV    MVCI
       OH    MVCI
       OR    MVCI
       SC    MVCI
       TX    MVCI
       UT    MVCI
       VA    MVCI
Corporation: Marriott Senior Living Services, Inc.
       State Assumed Name
       AZ    Brighton Gardens
       AZ    The Forum Pueblo Norte
       CA    Brighton Gardens

03/02/2000                                                      Page Number:  7


                         Marriott International, Inc.
                             Domestic Corporations
                             Assumed Names Report



       CA    Brighton Gardens Carlsbad
       CA    Brighton Gardens Carmel Valley
       CA    Brighton Gardens of Yorba Linda
       CA    Brighton Gardens San Dimas
       CA    Brighton Gardens Villa Service
       CA    Marriott's MapleRidge of Hemet
       CA    Marriott's MapleRidge of Laguna Creek
       CA    Villa Valencia
       CT    Brighton Gardens of Stamford
       CT    Edgehill/Continuing Care Retirement Community of Greater
               Stamford, Inc.
       DE    Stonegates
       FL    Brighton Gardens
       FL    Brighton Gardens
       FL    Brighton Gardens (in Boynton Beach)
       FL    Brighton Gardens by Marriott
       FL    Brighton Gardens by Marriott of Maitland
       FL    Brighton Gardens by Marriott of Venice
       FL    Brighton Gardens by Marriott of West Palm Beach
       FL    Brighton Gardens of Boca Raton
       FL    Brighton Gardens of Boynton Beach
       FL    Brighton Gardens of Naples
       FL    Brighton Gardens of Tampa
       FL    Calusa Harbour
       FL    Marriott Home Health Services
       FL    Stratford Court  (in Boca Raton, Palm Harbour)
       FL    The Horizon Club (in Deerfield)
       GA    Brighton Gardens of Buckhead
       IL    Brighton Gardens by Marriott of Prospect Heights & Burr Ridge
       NC    Brighton Gardens of Raleigh
       NC    Brighton Gardens of Winston-Salem
       NJ    Brighton Gardens of Edison
       NJ    Brighton Gardens of Middletown
       NY    Brighton Gardens
       PA    The Quadrangle  (in Pennsylvania)
       TN    Brighton Gardens of Brentwood
       TX    Brighton Gardens by Marriott of Austin
       TX    Brighton Gardens by Marriott of San Antonio & Bexar County
       TX    Brighton Gardens by Marriott of Tanglewood
       TX    Brighton Gardens, (in Dallas County)
       VA    Belvoir Woods Health Care Center
       VA    Brighton Gardens (in Virginia Beach)
       VA    Brighton Gardens of Arlington
       VA    The Colonnades
       VA    The Fairfax
Corporation: MI Hotels of Las Vegas, Inc.
       State Assumed Name
       NV    Courtyard by Marriott
       NV    Courtyard by Marriott, Residence Inn by Marriott, Las Vegas
               Marriott Suites
       NV    Residence Inn by Marriott
Corporation: MSLS Investments 20, Inc.
       State Assumed Name
       TX    Champion Oaks Guest Home
Corporation: MSLS-MapleRidge, Inc.
       State Assumed Name
       CA    Marriott's Mapleridge of Palm Springs
Corporation: National Guest Homes,  LLC

03/02/2000                                                      Page Number:  8


                         Marriott International, Inc.
                             Domestic Corporations
                             Assumed Names Report


       State Assumed Name
       TX    HGH Assisted Living
Corporation: Renaissance Hotel Operating Company
       State Assumed Name
       FL    Renaissance Orlando Resort
       MA    Renaissance Bedford Hotel
Corporation: Residence Inn by Marriott, Inc.
       State Assumed Name
       AZ    Phoenix Airport-Tempe RI, Scottsdale RI, Flagstaff RI
       AZ    Phoenix Residence Inn
       AZ    Tucson RI
       CA    Anaheim RI, Fountain Valley RI, Irvine RI, Placentia RI,
               Costa Mesa RI
       CA    Bakersfield RI
       CA    Beverly Hills RI
       CA    Fremont RI
       CA    LaJolla RI, Rancho Bernardo RI, Kearney Mesa RI
       CA    Long Beach RI, Arcadia RI, Manhattan Beach RI, Torrance RI
       CA    MIRI Mesa Residence Inn
       CA    Pleasant Hills RI
       CA    Sacramento-Natomas RI
       CA    San Jose RI
       CA    San Mateo RI
       CA    San Ramon RI
       CA    Silicon Valley I & II RI, San Jose RI, Mountain View RI
       CO    Colorado Springs RI, Denver Downtown RI, Boulder RI,
               Denver South RI
       DE    Wilmington RI
       FL    Boca Raton RI
       FL    Jacksonville RI
       FL    Lake Buena Vista RI,
       FL    Pensacola RI
       FL    St. Petersburg RI
       GA    Atlanta Midtown RI, Atlanta Alpharetta RI, Atlanta Airport RI,
               Atlanta Buckhead RI
       GA    Atlanta Perimeter Mall RI
       IL    Chicago O'Hare RI, Deerfield-Chicago RI, Chicago Downtown RI,
               Chicago Lombard
             RI
       IN    Fort Wayne RI
       IN    Indianapolis North RI
       KY    Louisville RI, Lexington RI
       LA    Bossier City RI
       MA    Boston Tewksbury RI, Meriden RI, Boston Westborough RI, Danvers RI
       MA    Cambridge Residence Inn by Marriott
       MD    Annapolis RI, Bethesda RI
       MI    East Lansing RI, Dearborn RI, Ann Arbor RI, Troy Central RI
       MI    Troy South RI, Southfield Michigan RI, Warren RI, Grand Rapids RI,
               Kalamazoo RI
       MN    Eden Prairie RI
       MO    St. Louis Chesterfield RI, St. Louis Galleria RI, St. Louis
               Westport RI
       NC    Charlotte North RI
       NC    Durham RI, Greensboro RI
       NC    Raleigh RI,
       NC    Winston-Salem RI
       NE    Omaha Central RI
       NM    Santa Fe RI, Albuquerque RI
       NV    Las Vegas Hughes Center
       NV    Las Vegas RI
       NY    East Syracuse RI
       OH    Akron RI, Blue Ash RI, Cincinnati North RI, Columbus East &
               North RI

03/02/2000                                                      Page Number:  9


                         Marriott International, Inc.
                             Domestic Corporations
                             Assumed Names Report



       OH    Dayton North & South RI, Dublin Ohio RI, Toledo RI
       OK    Oklahoma City RI
       PA    Willow Grove RI, Philadelphia Airport RI, Greentree RI, Berwyn RI
       SC    Columbia RI
       TN    Maryland Farms RI, Memphis RI
       TX    Dallas Central Expressway RI, Dallas Market Center RI, Houston
               Astrodome RI,
             Houston Clear Lake RI
       TX    Houston Southwest RI, Las Colinas RI, Lubbock RI, Tyler RI
       TX    San Antonio Residence Inn by Marriott (Bexar, Travis Counties)
       UT    Residence Inn at the Cottonwoods
       VA    Herndon RI
       WA    Residence Inn Redmon
       WI    Green Bay RI
Corporation: Springhill SMC Corporation
       State Assumed Name
       TX    Arlington Springhill Suites
Corporation: The Ritz-Carlton Hotel Company, L.L.C.
       State Assumed Name
       DC    The Fairfax Club (see note)
       HI    The Ritz-Carlton, Kapalua
       MA    The Ritz-Carlton, Boston
       VA    The Ritz-Carlton, Tysons Corner